UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2006


                    Federal Agricultural Mortgage Corporation
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Federally chartered
       instrumentality of
       the United States                0-17440               52-1578738
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)       File Number)         Identification No.)



1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.            20036
-----------------------------------------------------------        ------------
         (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)


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Section 7 - Regulation FD

Item 7.01.  Regulation FD Disclosure.

On January 9, 2006, Farmer Mac issued a press release to announce the offering of $500 million of agricultural mortgage-backed guaranteed notes. A copy of the press release is attached to this report as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

            99. Press Release dated January 9, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:  Jerome G. Oslick
                                        Title: Vice President - General Counsel




Dated:      January 9, 2006